                               SCHEDULE 14A
                              (RULE 14A-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. ______)

          Filed by the Registrant    [X]

          Filed by a Party other than the Registrant    [ ]

          Check the Appropriate Box:

          [ ]  Preliminary Proxy Statement

          [X]  Definitive Proxy Statement

          [ ]  Definitive Additional Materials

          [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
               14a-12

          [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                    CHOICEONE FINANCIAL SERVICES, INC.
             (Name of Registrant as Specified in Its Charter)

---------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
          -----------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:
          -----------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          -----------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:
          -----------------------------------------------------------------
          (5)  Total fee paid:
          -----------------------------------------------------------------
     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:
          -----------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:
          -----------------------------------------------------------------
          (3)  Filing party:
          -----------------------------------------------------------------
          (4)  Date filed:
          -----------------------------------------------------------------

                                [CHOICEONE
                      FINANCIAL SERVICES, INC. LOGO]


                             109 EAST DIVISION
                          SPARTA, MICHIGAN 49345



                               April 2, 1999

To Our Shareholders:

The Annual Meeting of Shareholders of ChoiceOne Financial Services, Inc., Sparta, Michigan, will be held at the following location and date:

               Sparta Ridgeview Elementary School Gymnasium
                          557 South State Street
                          Sparta, Michigan 49345

                         Thursday, April 29, 1999
                6:30 p.m. Dinner - 7:30 p.m. Annual Meeting

The purpose of the meeting is set forth in the attached ANotice of Annual Meeting of Shareholders.@

Please plan to join us before the meeting for an informal sit-down dinner to be served at 6:30 p.m. Shareholders holding stock in single ownership form are cordially invited to bring a guest. To assist us in our planning, please complete and return the enclosed reservation card by Thursday, April 22, 1999.

The following Proxy Statement and enclosed form of proxy are being furnished to holders of ChoiceOne Financial Services, Inc. Common Stock on and after April 2, 1999. PLEASE BE SURE TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. A proxy may be revoked at any time before it is exercised and shareholders who are present at the meeting may withdraw their proxy and vote in person if they wish to do so. Proxies must be signed by all owners as their names appear on the proxy.

Please join us at the 1999 Annual Meeting on the evening of April 29. We look forward to seeing you there.

                                    Sincerely,


                                    /s/ Jae M. Maxfield


                                    Jae M. Maxfield
                                    President and Chief Executive Officer

                                [CHOICEONE
                      FINANCIAL SERVICES, INC. LOGO]


                             109 EAST DIVISION
                          SPARTA, MICHIGAN 49345


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

---------------------------------------------------------------------------

     The annual meeting of shareholders of ChoiceOne Financial Services, Inc. will be held in the Gymnasium at Sparta Ridgeview Elementary School, 557 South State Street, Sparta, Michigan, on Thursday, April 29, 1999, at 7:30 p.m. local time, for the following purposes:

     1.   To elect directors.

     2. To transact any other business that may properly come before the meeting.

     Shareholders of record at the close of business on March 17, 1999, are entitled to notice of and to vote at the meeting and any adjournment of the meeting.

                              By Order of the Board of Directors,


                              /s/ Linda R. Pitsch


                              Linda R. Pitsch
                              Secretary

April 2, 1999

---------------------------------------------------------------------------
        It is important that your shares be represented at the
         meeting.  Even if you expect to attend the meeting,
          PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.
---------------------------------------------------------------------------

PROXY STATEMENT


                    CHOICEONE FINANCIAL SERVICES, INC.

                      ANNUAL MEETING OF SHAREHOLDERS


                              April 29, 1999

     This Proxy Statement and the accompanying form of proxy are being furnished to holders of common stock, without par value ("Common Stock"), of ChoiceOne Financial Services, Inc. (the "Corporation") on and after April 2, 1999, in connection with the solicitation of proxies by the Corporation's Board of Directors to be voted at the annual meeting of the Corporation's shareholders (the "Annual Meeting") to be held on April 29, 1999, and any adjournment of that meeting. The Annual Meeting will be held in the Gymnasium at Sparta Ridgeview Elementary School, 557 South State Street, Sparta, Michigan, at 7:30 p.m. local time.

     The purpose of the Annual Meeting is to consider and vote upon the election of directors. If a proxy in the form distributed by the Corporation is properly signed and returned to the Corporation, the shares represented by that proxy will be voted at the Annual Meeting and any adjournment of that meeting. If a shareholder specifies a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for the election of all nominees of the Board of Directors named in this Proxy Statement. The Corporation's management does not know of any other matter to be presented at the Annual Meeting. If other matters are presented, all shares represented by the proxy will be voted in accordance with the judgment of the persons named as proxies with respect to those other matters.

     A proxy may be revoked at any time prior to its exercise by written notice delivered to the Secretary of the Corporation. A proxy may also be revoked by attending and voting at the Annual Meeting.

     Solicitation of proxies will be made initially by mail. Directors, officers and employees of the Corporation and ChoiceOne Bank (the "Bank") also may solicit proxies in person, by telephone or by other means without additional compensation. In addition, proxies may be solicited by nominees and other fiduciaries who may mail material to or otherwise communicate with the beneficial owners of shares held by them. All expenses of solicitation of proxies will be paid by the Corporation.

ELECTION OF DIRECTORS

     The Board of Directors has nominated the following three persons for reelection to the Corporation's Board of Directors for terms expiring at the annual meeting of shareholders to be held in 2002:

                              Jae M. Maxfield
                                Jon E. Pike
                              Linda R. Pitsch

     Each nominee is presently a director of the Corporation whose term will expire at the Annual Meeting. Six other directors are serving terms that will expire in 2000 and 2001. It is the intent of the persons named in the accompanying proxy to vote for the election of the three nominees listed above. The proposed nominees are willing to be elected and to serve. If any nominee is unable to serve or is otherwise unavailable for election, which is not contemplated, the incumbent Board of Directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the person so selected. If a substitute nominee is not selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named above.

     A plurality of the shares represented in person or by proxy and voting on the election of directors is required to elect directors. For the purpose of counting votes on the election of directors, abstentions, broker non-votes and other shares not voted will not be counted as shares voted, and the number of shares of which a plurality is required will be reduced by the number of shares not voted.

                YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
              VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS

Voting Securities

     Holders of record of Common Stock at the close of business on March 17, 1999, will be entitled to vote at the Annual Meeting on April 29, 1999, and any adjournment of that meeting. As of March 17, 1999, there were 1,053,601 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each matter submitted for shareholder action.

     As of March 17, 1999, no shareholder is known to the Corporation's management to have been the beneficial owner of more than 5% of the outstanding shares of Common Stock.

     The following table sets forth information concerning the number of shares of Common Stock held as of December 31, 1998, by each of the Corporation's directors and nominees for director, each of the named executive officers and all of the Corporation's directors, nominees for director and executive officers as a group:

                                                       AMOUNT AND NATURE OF
                                              BENEFICIAL OWNERSHIP OF COMMON STOCK<F1>
                                          -----------------------------------------------
                                          SOLE VOTING           SHARED
                                              AND             VOTING OR           TOTAL          PERCENT
         NAME OF                          DISPOSITIVE        DISPOSITIVE       BENEFICIAL           OF
     BENEFICIAL OWNER                        POWER            POWER<F2>        OWNERSHIP          CLASS
     ----------------                     -----------        -----------       ---------          -----
Frank G. Berris                               11,368                 -           11,368            1.1%
Lawrence D. Bradford                             186            11,740           11,926            1.1%
William F. Cutler, Jr.                             -             9,190            9,190            <F*>
Lewis G. Emmons                                9,892                 -            9,892            <F*>
Stuart Goodfellow                             14,604                54           14,658            1.4%
Jae M. Maxfield                                8,026<F3>         3,454<F4>       11,480<F3><F4>    1.1%
Jon E. Pike                                    1,764             1,208            2,972            <F*>
Linda R. Pitsch                                  170               451              621            <F*>
Andrew W. Zamiara                              1,444               642            2,086            <F*>

All directors and
  executive officers
  as a group                                  47,958<F3>        26,805<F4>       74,025<F3><F4>    7.0%
____________________________

<F*> Less than 1%.

<F1> The numbers of shares stated are based on information furnished by each person listed and include shares personally owned of record by that person and shares that under applicable regulations are considered to be otherwise beneficially owned by that person. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person is considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within 60 days.

<F2> These numbers include shares as to which the listed person is legally entitled to share voting or dispositive power by reason of joint



                                     -3-

     ownership, trust or other contract or property right, and shares held by spouses and minor children over whom the listed person may have influence by reason of relationship.

<F3> These numbers include 5,250 shares of Common Stock that may be acquired by Mr. Maxfield through the exercise of stock options within 60 days of December 31, 1998.

<F4> Includes 3,454 shares of Common Stock held by the ChoiceOne Bank
     401(k) and Employee Stock Ownership Plan in the accounts of other employees, of which Mr. Maxfield is an administrator. Mr. Maxfield disclaims beneficial ownership of such shares. Of such 3,454 shares of Common Stock, 738 shares have been included as beneficially owned in this table by other directors and executive officers.

DIRECTORS AND EXECUTIVE OFFICERS

     The Corporation's Board of Directors is divided into three classes, which are as nearly equal in number as possible. Each class of directors serves a successive three-year term of office. An individual may not continue to serve on the Board of Directors after attaining age 70.

     Three members of the present Board of Directors are standing for reelection. Six other directors are serving terms that will expire in 2000 and 2001.

     Biographical information concerning the Corporation's directors and executive officers, including the three nominees who are nominated for election to the Board of Directors at the Annual Meeting, is presented below. Except as otherwise indicated, all directors, nominees for director and executive officers have had the same principal employment for over five years. All executive officers are appointed annually and serve at the pleasure of the Board of Directors. All of the directors of the Corporation also serve as directors of the Bank.

     NOMINEES FOR ELECTION AS DIRECTORS TO TERMS EXPIRING IN 2002:

          JAE M. MAXFIELD (age 53) has been a director and President and Chief Executive Officer of the Corporation and the Bank since January 1995 and a director of ChoiceOne Insurance Agencies, Inc. since January 1996. From 1993 until January 1995, Mr. Maxfield operated Maxfield Associates, an association of financial advisors engaged in providing financial services to business and professional occupations. Mr. Maxfield served as President and Chief Executive Officer of Society Bank in Monroe, Michigan, formerly a subsidiary of First of America Bank, from 1988 until 1993 and, before that, served Society Bank in various executive capacities. Mr. Maxfield also is a director of West Shore Computer Services, Inc., a data processing company, in which the Bank owns a 20% interest and a director of Michigan Bankers Title of West Michigan, L.L.C., a title insurance agency, in which the Bank owns a 6% interest.

          JON E. PIKE (age 57) is a certified public accountant and Managing Partner of Beene Garter LLP, certified public accountants, of Grand Rapids, Michigan. Mr. Pike has been Chairman of the Board of Directors since August 1998 and a director of the Corporation and the Bank since September 1990. Mr. Pike is also a director of Wm. A. Rogers & Co., a retail hardware business in Sparta, Michigan, and President and a director of B.G. Systems, Inc., a computer software business affiliated with Beene Garter LLP.

          LINDA R. PITSCH (age 51) has been a director of the Corporation and the Bank since December 1994 and Secretary of the Corporation and the Bank since February 1995. Ms. Pitsch also has served as Senior Vice President and Cashier of the Bank since January 1993. Ms. Pitsch has been an employee of the Bank since September 1969, serving in various management and executive capacities. Ms. Pitsch has been a director and Secretary of the Board for ChoiceOne Insurance Agencies, Inc. since December 1998 and a director and Secretary of ChoiceOne Travel, Inc. since August 1997. Ms. Pitsch is also a director and past President of the Grand Rapids Chapter of the American Institute of Banking and an instructor at Davenport College of Business, serving on its Accounting Advisory Board.

     DIRECTORS WITH TERMS EXPIRING IN 2001

          FRANK G. BERRIS (age 51) is President of and owns American Gas & Oil, Inc., a distributor of petroleum products and operator
     of gas stations.   Mr. Berris is also Past President of West
     Michigan Oilman's Club and a member of the Michigan Petroleum Association/Michigan Association of Convenience Stores. Mr. Berris has been a director of the Corporation and the Bank since August 1991.

          LAWRENCE D. BRADFORD (age 59) is President of ChoiceOne Insurance Agencies, Inc., an insurance agency that is a subsidiary of the Bank. Mr. Bradford was a co-owner of the insurance agency prior to its acquisition by the Bank in January 1996. Mr. Bradford has been a director of the Corporation since 1986 and a director of the Bank since 1974.

          LEWIS G. EMMONS (age 54) is President and a director of Emmons Development-Real Estate and Special Projects Coordinator for Great Day Food Stores. Mr. Emmons has been a director of the Corporation since 1986 and a director of the Bank since 1978.

          STUART GOODFELLOW (age 55) owns Goodfellow Blueberry Farms and Goodfellow Vending Services, a vending company. Mr. Goodfellow is also past Vice President and a director of the Michigan Blueberry Growers Association. Mr. Goodfellow has been a director of the Corporation and the Bank since August 1991.

     DIRECTORS WITH TERMS EXPIRING IN 2000

          WILLIAM F. CUTLER, JR. (age 51) is the former Vice President of the H. H. Cutler Company, an apparel manufacturer. Mr. Cutler joined the H. H. Cutler Company in 1970 and served in various management and executive capacities until January 1994. The H.
     H. Cutler Company was sold to VF (Vanity Fair) Corporation in January 1994. Mr. Cutler has been a director of the Corporation and the Bank since October 1993. Mr. Cutler served as a director of the Sparta Health Center from 1981 until 1996 and is a trustee of the Rockford Education Foundation.

          ANDREW W. ZAMIARA (age 58) is a registered pharmacist and President/Manager of Momber Pharmacy and Gift Shop in Sparta, Michigan and Momber Hallmark in Rockford, Michigan. Mr. Zamiara has been a director of the Corporation and the Bank since August 1990.

     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

          DENIS L. CROSBY (age 56) has been Vice President of the Corporation since 1991. Mr. Crosby has been Senior Vice President of Commercial Services at the Bank since 1990 and Vice President of Loans at the Bank since 1986. From 1972 until joining the Corporation in 1986, Mr. Crosby was a commercial loan officer at various affiliates of Michigan National Bank. Mr. Crosby is a member of the Sparta Downtown Development Authority and a member of the Economic Development Foundation of Western Michigan.

          DEANNE L. GAVALIS (age 33) has been Vice President of Retail Services for the Bank since January 1999. Prior to her employment at the Bank, Ms. Gavalis was employed by National City Bank, formerly known as First of America Bank, for over 10 years.

          THOMAS L. LAMPEN (age 43), a Certified Public Accountant, has been Vice President and Chief Financial Officer of the Bank since January 1992 and Treasurer of the Corporation since
     April 1987. Prior to his employment with the Corporation, Mr. Lampen worked for Grant Thornton, a national accounting firm.

BOARD COMMITTEES AND MEETINGS

     The Corporation's Board of Directors has, among others, the following standing committees:

     AUDIT COMMITTEE. The members of the Audit Committee as of March 17, 1999, were Jon E. Pike (Chairman), Lewis G. Emmons and Stuart Goodfellow. The Audit Committee is responsible for causing a suitable examination of the financial records and operations of the Corporation and the Bank to be made by the internal auditor of the Corporation through a program of continuous internal audits. The Audit Committee recommends to the Corporation's Board of Directors independent certified public accountants for employment to examine the financial statements of the Corporation and make such additional examinations as the committee considers advisable. The Audit Committee also reviews reports of examination of the Corporation and the Bank received from regulatory authorities and reports to the Board of Directors at least once each calendar year the results of examinations made and such conclusions and recommendations as the committee considers appropriate concerning the scope of the Corporation's and the Bank's procedures for internal auditing and the results thereof. The Audit Committee met 4 times during 1998.

     PERSONNEL AND BENEFITS COMMITTEE. The members of the Personnel and Benefits Committee as of March 17, 1999, were Andrew W. Zamiara (Chairman), William F. Cutler, Jr., Lewis G. Emmons, Stuart Goodfellow and Jae M. Maxfield. Mr. Maxfield is a non-voting member of this committee. The Personnel and Benefits Committee performs the function of a compensation committee and receives recommendations from senior management and makes recommendations to the Board of Directors concerning the compensation and benefits of the officers of the Corporation and the Bank. The Personnel and Benefits Committee also reviews the provisions of the Personnel Manual and sets the parameters for the Bank's incentive bonus plan. The Personnel and Benefits Committee met 3 times during 1998.

     EXECUTIVE AND LOAN REVIEW COMMITTEE. The members of the Executive and Loan Review Committee as of March 17, 1999, were Jon E. Pike (Chairman), Frank G. Berris, Lawrence D. Bradford, William F. Cutler, Jr., Lewis G. Emmons, Stuart Goodfellow, Jae M. Maxfield, Andrew W. Zamiara and Denis L.
Crosby.   Mr. Crosby is an executive officer of the Bank.  This committee reviews all aspects of loan activity for the Bank for the preceding months, including new loans of $25,000 or more, problem loans and loans identified by examiners, loans 60 days or more past due and non-accrual loans. This committee also approves loan charge-offs and extensions of credit of up to 15% of the capital and surplus of the Bank. The Executive and Loan Review Committee may also act in other capacities as authorized by the Board of Directors. The Executive and Loan Review Committee met 3 times during 1998.

     BRANCHING AND ACQUISITIONS COMMITTEE. The members of the Branching and Acquisitions Committee as of March 17, 1999, were Frank G. Berris, Lawrence D. Bradford, William F. Cutler, Jr., Jae M. Maxfield and Jon E. Pike. The purpose of this committee is to consider potential acquisitions by the Bank and/or the Corporation. The Branching and Acquisitions Committee met once during 1998.

     COMPLIANCE/CRA COMMITTEE. The members of the Compliance/CRA Committee as of March 17, 1999, were Linda R. Pitsch (Chairperson), Lawrence D. Bradford, Jae M. Maxfield and the following individuals who are officers of the Bank: Mary J. Johnson, Karen M. Gilbert, Deanne L. Gavalis and Denis L. Crosby. The Compliance/CRA Committee is responsible for compliance with various federal banking regulations and the Community Reinvestment Act of 1977. The Compliance/CRA Committee met 4 times during 1998.

     NOMINATING COMMITTEE. The members of the Nominating Committee as of March 17, 1999, were William F. Cutler, Jr., Jae M. Maxfield and Jon E. Pike. The Corporation will consider nominations of candidates for the Board of Directors submitted by shareholders. Any shareholder who desires to nominate a candidate for the Board of Directors at a meeting must deliver, not less than 120 days prior to the date of notice of the meeting in the case of an annual meeting, and not more than seven days following the date of notice of the meeting in the case of a special meeting, a notice to the Secretary of the Corporation setting forth: (i) the name, age, business address and residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of capital stock of the Corporation that are beneficially owned by each such nominee; (iv) a statement that each such nominee is willing to be nominated and serve; and (v) such other information concerning each such nominee as would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such nominees. The Nominating Committee met once during 1998.

     During 1998, the Corporation's Board of Directors held 12 regular and special meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees on which they served during the year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and officers of the Corporation and persons who beneficially own more than 10% of the outstanding shares of Common Stock to file reports of beneficial ownership and changes in beneficial ownership of shares of Common Stock with the Securities and Exchange Commission. Directors, officers and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish the Corporation with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that all applicable
Section 16(a) reporting and filing requirements were satisfied from January 1, 1998, through December 31, 1998, except that one report for Mr. Maxfield covering one transaction was filed late. This delinquency was due to an inadvertent oversight by the Corporation=s personnel and an appropriate report was filed to correct it as soon as it was discovered.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     GENERAL.   The following table shows certain information concerning
the compensation earned by the Chief Executive Officer of the Corporation for services rendered to the Corporation or the Bank during each year in the three-year period ended December 31, 1998. No other executive officer of the Corporation had cash compensation in excess of $100,000 during 1998. Mr. Maxfield was compensated by the Bank in the capacity indicated in the table.

                                        SUMMARY COMPENSATION TABLE
                                                                   LONG-TERM COMPENSATION
                                                                   ----------------------
                                                                           AWARDS
         NAME AND                             ANNUAL COMPENSATION    ------------------
         PRINCIPAL                            -------------------     NUMBER OF SHARES       ALL OTHER
         POSITION                  YEAR      SALARY<F1>  BONUS<F2>   UNDERLYING OPTIONS   COMPENSATION<F3>
         --------                  ----      ----------  ---------   ------------------   ----------------
Jae M. Maxfield                    1998       $120,600    $35,306             -               $11,668
    Director, President and Chief  1997        115,600     17,092         10,500<F*>           15,489
    Executive Officer of the       1996        107,800     40,917            -                 25,091
    Corporation and the Bank
---------------------------

<F*>Adjusted for stock splits and dividends


                                     -9-

<F1> Includes compensation deferred under the Bank's 401(k) and Employee
     Stock Ownership Plan and director fees paid by the Corporation and the Bank.

<F2> Includes compensation deferred under the Bank's 401(k) and Employee
     Stock Ownership Plan.

<F3> All other compensation for Mr. Maxfield in 1998 includes amounts paid by the Bank for (i) life and disability insurance ($1,341); (ii) Bank contributions under the Bank=s 401(k) and Employee Stock Ownership Plan ($8,061); and (iii) storage expenses associated with Mr. Maxfield=s initial employment by the Corporation ($2,266).

     The following table sets forth information regarding stock options held by Mr. Maxfield at the end of the last fiscal year. Mr. Maxfield was not granted and did not exercise any stock options during 1998.

                               FISCAL YEAR-END OPTION VALUES
                                    NUMBER OF                          VALUE OF UNEXERCISED
                           SHARES UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS AT
                             OPTIONS AT FISCAL YEAR-END                FISCAL YEAR-END <F1>
                          --------------------------------          ----------------------------
      NAME                EXERCISABLE        UNEXERCISABLE          EXERCISABLE     UNEXERCISBLE
----------------          -----------        -------------          -----------     ------------
Jae M. Maxfield              5,250                5,250             $40,897.50       $40,897.50

<F1> Based on a market value of $26.83 per share at December 31, 1998, adjusted to reflect stock dividends and splits.

     EMPLOYMENT CONTRACTS. Mr. Maxfield has an employment agreement with the Bank. Under this agreement, Mr. Maxfield shall be employed as President and Chief Executive Officer of the Bank and the Corporation unless his employment is terminated by him or he is dismissed at the pleasure of the Board of Directors of the Bank. Under this agreement, Mr. Maxfield is entitled to a base salary to be reviewed annually by the Board of Directors of the Bank, participation in the Bank=s incentive bonus plan, payment of director fees normally payable to directors of the Corporation and the Bank for meetings attended and other benefits generally available to all Bank employees. Mr. Maxfield has agreed not to compete in any way with the business of the Bank and the Corporation while in the employ of the Bank and for one year after termination of his employment with the Bank.

     401(K) PLAN. The ChoiceOne Bank 401(k) and Employee Stock Ownership Plan ("401(k) Plan") is qualified under Section 401(a) of the Code.

     The purpose of the 401(k) Plan is to permit Bank employees, including Mr. Maxfield, to save for retirement on a pre-tax basis. In addition to the pre-tax contributions by Bank employees, the Bank may make discretionary matching and/or employee stock ownership plan ("ESOP") contributions to the 401(k) Plan. If matching and/or ESOP contributions are made to the 401(k) Plan, a participant is fully vested in those contributions after six years of vested service.

     Each participant in the 401(k) Plan has an account to record the participant=s interest in the plan. The amount of the contributions made by or on behalf of the participants are credited to their accounts. A participant's benefit from the 401(k) Plan is equal to the vested amount in the participant=s account under the plan when he or she terminates employment with the Bank. Under the ESOP provisions, part of the 401(k) Plan is designed to invest primarily in stock of the Corporation.

     INCENTIVE BONUS PLAN. The Bank's incentive bonus plan (the "Bonus Plan") was established for all of the Bank's officers in 1985. The Bonus Plan has applied to all employees (both officer and non-officer personnel) since the 1986 fiscal year. The purposes of the Bonus Plan are to (i) motivate all personnel of the Bank, (ii) encourage growth of profits and maximization of return on equity and (iii) provide an opportunity for participants to be rewarded for individual effort and performance that is considered by the Personnel and Benefits Committee to be above average.

     The Bonus Plan is based on return on equity. A funding range of 11.25% through 12.25% was established for 1998. If return on equity is below 11.25%, or the "threshold," no bonus based on Bank profits will be paid. Bonuses payable under the Bonus Plan begin to accrue at 11.25% return on equity. One quarter of the targeted bonus amount is payable for each one quarter of one percentage point increase in return on equity above 11.25%, with 100% of the targeted bonus amount payable at 12.25% return on equity. There was no maximum bonus payable under the Bonus Plan, such that any increase in return on equity over 12.25% provided a bonus greater than 100% of the targeted bonus.

     Determinations of eligibility, funding, allocations and amounts of awards are subject to the review and final approval of the Board of Directors of the Bank. The Bank's executive officers, as a group, who are also executive officers of the Corporation, received incentive bonuses totaling $78,941 under the Bonus Plan for the 1998 fiscal year.

     During 1998, the Corporation compensated its directors at the rate of $50 per monthly meeting of the Board attended and an additional $200 for each quarterly meeting of the Board attended. Directors who were not employees of the Corporation or the Bank received $60 per hour for each meeting of any committee of the Board of Directors on which they served other than the Executive and Loan Review Committee. During 1998, the Bank compensated its directors at the rate of $350 per meeting attended. The Chairman of the Board of the Bank received an additional $100 per meeting attended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Directors, nominees for director and executive officers of the Corporation and members of their immediate families were customers of and had transactions with the Bank in the ordinary course of business between January 1, 1998, and March 17, 1999. It is anticipated that such transactions will take place in the future in the ordinary course of business. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Crowe, Chizek and Company LLP, certified public accountants, served as the Corporation's principal accountant for 1998. The Board of Directors of the Corporation has selected Crowe, Chizek and Company LLP to act as the Corporation=s principal accountant for 1999. Representatives of Crowe, Chizek and Company LLP are not expected to be present at the Annual Meeting. If a representative of Crowe, Chizek and Company LLP attends the meeting, the representative will have an opportunity to make a statement and will be expected to be available to respond to appropriate questions.

PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders that are intended to be presented at the 2000 annual meeting of shareholders and that the proponent would like included in the Corporation=s proxy statement and form of proxy relating to that meeting must be made in accordance with Securities and Exchange Commission Rule 14a-8 and must be received by the Corporation by December 4, 1999 for consideration for inclusion in the proxy statement and form of proxy relating to that meeting. To be considered timely, all other proposals of shareholders intended to be presented at the 2000 annual meeting of shareholders of the Corporation must similarly be received by the Corporation by December 4, 1999.

FORM 10-KSB REPORT AVAILABLE

     THE CORPORATION'S FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WILL BE PROVIDED WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST. REQUESTS SHOULD BE DIRECTED TO MR. THOMAS L. LAMPEN, TREASURER, CHOICEONE FINANCIAL SERVICES, INC., 109 EAST DIVISION, SPARTA, MICHIGAN 49345.

                    CHOICEONE FINANCIAL SERVICES, INC.
P R O X Y                    109 EAST DIVISION                    P R O X Y
                          SPARTA, MICHIGAN 49345
              ANNUAL MEETING OF SHAREHOLDERS - APRIL 29, 1999


          The undersigned shareholder appoints Jae M. Maxfield and Linda R. Pitsch, or either of them, each with the power to appoint his or her substitute, attorneys and proxies to represent the shareholder and to vote and act, with respect to all shares that the shareholder would be entitled to vote at the annual meeting of shareholders of ChoiceOne Financial Services, Inc. referred to above and any adjournment of that meeting, on all matters that come before the meeting.


Election of Directors

 [ ]  FOR all nominees listed below   [ ] WITHHOLD AUTHORITY
      (except as indicated below)         to vote for all nominees listed
                                          below

            Jae M. Maxfield       Jon E. Pike      Linda R. Pitsch

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)



     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES


          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. IF THIS PROXY IS PROPERLY EXECUTED AND DELIVERED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR ELECTION OF ALL NOMINEES NAMED ON THIS PROXY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF THE MEETING.

Dated: __________________________, 1999      Please sign exactly as your
                                             name appears on this proxy.
                                             If signing for estates, trusts
                                             or corporations, title or
                                             capacity should be stated.  IF
                                             SHARES ARE HELD JOINTLY, EACH
                                             HOLDER SHOULD SIGN.


                                             ______________________________
                                                       Signature


                                             ______________________________
                                               Signature if held jointly


         IMPORTANT -- PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY
                         IN THE ENCLOSED ENVELOPE